Exhibit 99.2


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

                               x
In re:                         :  Chapter 11
                               :
Refco Inc., et al              :  Case Nos. 05-60006 - 05-60029 (RDD)
                               :
Debtors.                       :  (Jointly Administered)
                               :


            MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS FOR
             THE PERIOD FROM DECEMBER 1, 2005 TO DECEMBER 31, 2005

DEBTORS' ADDRESS:      One World Financial Center, 200 Liberty Street, New York,
                       NY  10281-1094

                       MONTHLY CASH RECEIPTS AND DISBURSEMENTS MADE BY REFCO
                       INC., ET AL (IN THOUSANDS):                   $8,007

DEBTORS' ATTORNEY:     Skadden, Arps, Slate, Meagher & Flom LLP
                       J. Gregory Milmoe (JM 0919)
                       Sally McDonald Henry (SH 0839)
                       Four Times Square
                       New York, New York 10036

REPORT PREPARER:       Refco Inc. et al.


         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


                                                     /s/ Peter F. James
                                                     ----------------------
                                                     Peter F. James
DATE: April 11, 2006                                 Controller
                                                     Refco Inc.

                               Refco Inc., et al
         Index to Monthly Statement of Cash Receipts and Disbursements


                                                                           Page

               Notes to Monthly Statement of Cash Receipts and
                 Disbursements............................................. 3

Schedules:
Schedule I     Schedule of Cash Receipts and Disbursements by Debtor....... 4
Schedule II    Schedule of Payroll and Payroll Taxes....................... 5
Schedule III   Schedule of Federal, State and Local Taxes Collected,
                 Received, Due or Withheld................................. 6
               Insurance Statement......................................... 7

                               Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
         NOTES TO MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                  (Unaudited)
           For the Period from December 1, 2005 to December 31, 2005


NOTE 1--Petition for Relief under Chapter 11

         On October 17, 2005, Refco Inc. and certain of its subsidiaries and affiliates each filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Refco Inc. filed jointly with the following direct and indirect subsidiaries: Bersec International LLC, Kroeck & Associates LLC, Marshall Metals, LLC, New Refco Group Ltd., LLC, Refco Administration, LLC, Refco Capital Management, LLC, Refco Capital Markets, Ltd., Refco Capital Trading, LLC, Refco Capital LLC, Refco Capital Holdings, LLC, Refco F/X Associates, LLC, Refco Finance Inc., Refco Financial, LLC, Refco Fixed Assets Management, LLC, Refco Global Capital Management LLC, Refco Global Finance Ltd., Refco Global Futures, LLC, Refco Global Holdings, LLC, Refco Group Ltd., LLC, Refco Information Services, LLC, Refco Mortgage Securities, LLC, Refco Regulated Companies, LLC, and Summit Management, LLC (collectively, the "Debtors"). The Debtors remain in possession of their assets and properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code for all cases except Refco Capital Markets, Ltd. (05-60018), in which a Chapter 11 trustee has been appointed. Certain subsidiaries of Refco Inc., consisting principally of its regulated subsidiaries, are not debtors (collectively, the "Non-Debtors") in this bankruptcy proceeding. The Debtors as "debtors-in-possession" continue to manage and administer their properties of the non-Debtor businesses under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code.

NOTE 2--Basis of Presentation

         On October 9, 2005, after consultation by the Audit Committee with the Company's independent accountants, the Company determined that its financial statements, as of, and for the periods ended, February 28, 2002, February 28, 2003, February 28, 2004, February 28, 2005, and May 31, 2005, taken as a whole, for each of Refco Inc., Refco Group Ltd., LLC and Refco Finance Inc. should no longer be relied upon. As a result of these events, the Company is unable to issue financial statements at the time of this filing. In lieu of presenting comprehensive financial statements, the Company has prepared the attached Statement of Cash Receipts and Disbursements. This statement has been prepared on the cash basis of accounting.

                                   Schedule I
                               Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
             SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTORS
                                 (in thousands)
           For the Period from December 1, 2005 to December 31, 2005


Case                                                Beginning                          Cash              Ending
Number      Legal Entity                          Cash Balance    Cash Receipts    Disbursements     Cash Balance

05-60009    Bersec International LLC                    $   --         $  --            $ --               $ --
05-60019    Kroeck & Associates LLC                        144            --              --                144
05-60012    Marshall Metals, LLC                            --            --              --                 --
05-60014    New Refco Group Ltd., LLC                       --            --              --                 --
05-60020    Refco Administration, LLC                       --            --              --                 --
05-60017    Refco Capital Holdings, LLC                     --            --              --                 --
05-60010    Refco Capital Management, LLC                   --            --              --                 --
05-60018    Refco Capital Markets, Ltd. 3            $ 253,752       124,195              --            377,948
05-60026    Refco Capital Trading, LLC                      --            --              --                 --
05-60022    Refco Capital LLC 1,2                       15,094         4,059           7,936             11,217
05-60023    Refco F/X Associates, LLC 4                 54,504         1,002              71             55,435
05-60016    Refco Finance Inc.                              --            --              --                 --
05-60013    Refco Financial, LLC                            --            --              --                 --
05-60029    Refco Fixed Assets Management LLC               --            --              --                 --
05-60011    Refco Global Capital Management LLC             --            --              --                 --
05-60007    Refco Global Finance Ltd.                       --            --              --                 --
05-60024    Refco Global Futures, LLC                       --            --              --                 --
05-60028    Refco Global Holdings, LLC                      --            --              --                 --
05-60027    Refco Group Ltd., LLC                           --            --              --                 --
05-60008    Refco Information Services, LLC                 --            --              --                 --
05-60021    Refco Mortgage Securities, LLC                  --            --              --                 --
05-60015    Refco Regulated Companies, LLC                  --            --              --                 --
05-60006    Refco Inc.                                     358            --              --                358
05-60025    Summit Management, LLC                          --            --              --                 --

            Total Disbursements                      $ 323,853     $ 129,256         $ 8,007          $ 445,102
                                                     =========     =========         =======          =========

1     The Debtors serve as a paying agent for certain Non-Debtors. During this period, $4.2 million was disbursed on behalf of and reimbursed by Non-Debtors.

2     Cash disbursements at Refco Capital LLC include $2.6 million of Refco Trading Services, LLC (a Non-Debtor)
      funds that were transferred out to a Refco Trading Services, LLC Account on December 5, 2005. These funds had been transferred to a Refco Capital LLC account on November 25, 2005.

3     Cash receipts for Refco Capital Markets, Ltd. in December 2005 include $117.1 million received into two
      Euroclear accounts held by Refco Capital Markets, Ltd. These funds currently reside in a JPMorgan Chase account under the name Refco Securities, LLC/Refco Capital Markets, Ltd. There is a dispute as to whether these funds are property of Refco Capital Markets, Ltd. or Refco Securities, LLC.

4     Of the $1.0 million in receipts listed for Refco F/X Associates, LLC, approximately $0.5 million is attributable to fluctuations in foreign exchange rates.


                                  Schedule II
                               Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                     SCHEDULE OF PAYROLL AND PAYROLL TAXES
                                 (in thousands)
           For the Period from December 1, 2005 to December 31, 2005


                                 Employee Payroll         Employer Payroll
     Gross Wages Paid**           Taxes Withheld*         Taxes Remitted*
     ------------------           ---------------         ---------------

           $1,408                     $383                     $61

-----------

* Taxes were remitted by Refco Inc. to a third party vendor and paid by the vendor to the appropriate tax authorities.

** Gross Wages were paid by the Company on 12/15/05 and 12/31/05. Of the Gross Wages, $1,018 were paid on behalf of Non-Debtors and the Debtors were reimbursed in cash for these disbursements.

                                  Schedule III
                               Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                   SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
                      COLLECTED, RECEIVED, DUE OR WITHHELD
                                 (in thousands)
           For the Period from December 1, 2005 to December 31, 2005


                                                             Amount
                                                            Withheld/    Amount
                                                            Accrued       Paid
                                                            -------       ----

Federal
Domestic...............................................         $0        $0
Foreign................................................         $0        $0
                                                                --        --
   Total Federal Taxes.................................         $0        $0
                                                                --        --

State and Local
Income and Franchise...................................         $0        $0
Property...............................................          0         0
Sales and Use..........................................          0         0
                                                                --        --
   Total State and Local...............................         $0        $0
                                                                --        --

Total Taxes............................................         $0        $0
                                                                ==        ==




        All taxes due and owing have been paid for the current period. Also, all tax returns due during the period have been filed.

                               Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                DEBTORS' STATEMENT REGARDING INSURANCE POLICIES
           For the Period from December 1, 2005 to December 31, 2005


     All insurance policies are fully paid for the current period, including amounts owed for workers' compensation and disability insurance.